Exhibit 99.2

                             SOFTQUAD SOFTWARE, LTD.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                               SEPTEMBER 30, 2000
                                (IN U.S. DOLLARS)

BASIS OF PRESENTATION

         The following unaudited pro forma consolidated financial information of SoftQuad Software, Ltd. ("SoftQuad") gives effect to the acquisition of Advanced Data Engineering, Inc. ("ADEi") as if such an event had occurred as of September 30, 2000 for purposes of the Unaudited Pro Forma Consolidated Balance Sheet and as of October 1, 1999 for purposes of the Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2000.

         This unaudited pro forma consolidated financial information should be read in conjunction with the audited consolidated financial statements of ADEi for the year ended March 31, 2000, and the notes thereto included herein and the audited consolidated financial statements of SoftQuad for the year ended September 30, 2000 and the notes thereto as filed on Form 10-KSB.

         The unaudited pro forma consolidated financial information is presented for information purposes only and does not purport to represent what SoftQuad's financial position and results of operations would actually have been if the aforementioned event had occurred on the dates specified, or to project SoftQuad's results of operations for any future periods.

SOFTQUAD SOFTWARE, LTD
PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT SEPTEMBER 30, 2000
(IN THOUSANDS OF U.S. DOLLARS)

------------------------------------------------------- ------------- ------------ -------------- -----------
                                                          SOFTQUAD
                                                         SOFTWARE,
                                                            LTD.         ADEI      ADJUSTMENTS      FINAL
------------------------------------------------------- ------------- ------------ -------------- -----------
ASSETS
CURRENT
     Cash                                                   $ 16,306         $ 88         $ (431)   $ 15,963
     Accounts receivable                                       1,147          125                      1,272
     Costs in excess of billings                                 -             53                         53
     Inventory                                                    72            -                         72
     Prepaid and other expenses                                  482           26                        508
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                              18,007          292           (431)     17,868

CAPITAL ASSETS                                                 1,017           30                      1,047
GOODWILL                                                          24            -          5,440       5,464
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                            $ 19,048         $322         $5,009     $24,379
------------------------------------------------------- ------------- ------------ -------------- -----------


LIABILITIES

CURRENT
     Accounts payable                                          $ 834         $ 13           $  -       $ 847
     Accrued liabilities                                       2,106           38                      2,144
     Deferred revenue                                            130           78                        208
     Deferred income tax                                           -           29            (29)          -
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                               3,070          158            (29)      3,199

LONG-TERM
     Deferred income tax                                                       11            (11)          -
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                               3,070          169            (40)      3,199

SHAREHOLDERS' EQUITY

SHARE CAPITAL                                                 20,809            1              1      20,810
                                                                                              (1)

DEFERRED STOCK COMPENSATION EXPENSE                            (656)            -                       (656)

ADDITIONAL PAID-IN-CAPITAL                                     5,700            -          5,201      10,901

ACCUMULATED OTHER COMPREHENSIVE LOSS                            (74)            -                        (74)

DEFICIT                                                      (9,801)          152           (152)     (9,801)
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                              15,978          153          5,049      21,180
------------------------------------------------------- ------------- ------------ -------------- -----------
                                                             $19,048         $322         $5,009     $24,379
------------------------------------------------------- ------------- ------------ -------------- -----------

Adjustments reflect cash payments required to facilitate the transaction, the elimination of shareholders' equity of ADEi and the recording of goodwill. Goodwill has been calculated as the excess of the purchase consideration over the net assets acquired. Goodwill will be amortized over three years.

SOFTQUAD SOFTWQARE, LTD
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2000
(IN THOUSANDS OF U.S. DOLLARS)

------------------------------------------------- -------------- --------------- -------------- -------------
                                                    SOFTQUAD
                                                    SOFTWARE,
                                                      LTD.            ADEI        ADJUSTMENTS      FINAL
------------------------------------------------- -------------- --------------- -------------- -------------
SALES
     Licenses                                           $ 4,242           $   -                      $ 4,242
     Services                                                44           1,507                        1,551
------------------------------------------------- -------------- --------------- -------------- -------------
                                                          4,286           1,507                        5,793
COST OF SALES
     Licenses                                               528               -                          528
     Services                                               338           1,332                        1,670
------------------------------------------------- -------------- --------------- -------------- -------------
                                                            866           1,332                        2,198
------------------------------------------------- -------------- --------------- -------------- -------------
                                                          3,420             175                        3,595
------------------------------------------------- -------------- --------------- -------------- -------------

EXPENSES

     Selling and marketing                                5,239               -              -         5,239
     Research and development                             1,958               -              -         1,958
     General and administrative                           3,360             256          1,981         5,597
------------------------------------------------- -------------- --------------- -------------- -------------
                                                         10,557             256          1,981        12,794
------------------------------------------------- -------------- --------------- -------------- -------------

LOSS BEFORE OTHER (INCOME) EXPENSES                      (7,137)           (81)        (1,981)       (9,199)

OTHER (INCOME) EXPENSES                                    (420)           (13)             26         (407)
                                                  -------------- --------------- -------------- -------------
NET LOSS BEFORE INCOME TAXES                             (6,717)           (68)        (2,007)       (8,792)

INCOME TAXES                                                  -              43           (43)             -
                                                  -------------- --------------- -------------- -------------
NET LOSS                                               $ (6,717)        $ (111)      $ (1,964)     $ (8,792)

LOSS PER SHARE                                         $  (0.60)                                   $  (0.74)
------------------------------------------------- -------------- --------------- -------------- -------------

WEIGHTED AVERAGE
    NUMBER OF COMMON SHARES
   OUTSTANDING                                       11,158,648                       744,133    11,902,781
------------------------------------------------- -------------- --------------- -------------- -------------

Adjustments reflect the twelve months' of amortization of goodwill arising on the acquisition of ADEi, the payment of signing bonuses to the former employees of ADEi on the closing of the transaction, and the recovery of income taxes paid by ADEi as a result of losses incurred by the Company on a consolidated basis. The goodwill will be amortized over three years.